Exhibit 99



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report December 22, 2003
                                       -----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


          1-3950                                        38-0549190
          ------                                        ----------
   (Commission File Number)                   (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5.  Other Events.
---------------------

     Our news release dated December 22, 2003, concerning new agreements with Visteon and an increase in our full-year 2003 earnings guidance, filed as
Exhibit 20 to this Report, is incorporated by reference herein.

     Ford Motor Company conducted a conference call at 9:00 a.m. on December 22, 2003 to review the new agreements and its increase in full-year 2003 earnings guidance. The conference call was hosted by Don Leclair, Ford's Group Vice President and Chief Financial Officer. Investors can access replays of the conference call by visiting one of the following web sites:
www.shareholder.ford.com or www.streetevents.com or by dialing 888-286-8010 (617-801-6888 for international dial-in), passcode 36338027.

     Exhibit 20 to this Report includes, among other things, an increase to Ford's full-year 2003 earnings guidance excluding special items, which guidance constitutes a "non-GAAP financial measure" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended. Exhibit 20 indicates that Ford is increasing its full-year 2003 guidance from $0.95-to-$1.05 per share to $1.05-to-$1.10 per share, in each case from continuing operations, excluding special items. The most directly comparable financial measure calculated and presented in accordance with GAAP to earnings per share excluding special items is net income per share. Page 5 of Exhibit 20 contains a reconciliation of our earnings per share guidance excluding special items and such guidance on a net income per share basis. On a net income basis, our full-year 2003 earnings guidance is $0.18-to-$0.23 per share. We believe the earnings per share excluding special items measure is useful to investors because it excludes items that are not related to our ongoing operating activities and, therefore, are not necessarily reflective of the operating results of the company for the covered period. As a result, our guidance on an earnings per share excluding special items basis provides investors with a more relevant measure of the results generated by our operations. In addition, we understand that many people in the investment community look to this measure when tracking our results.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation             Description                   Method of Filing
-----------             -----------                   ----------------

Exhibit 20              News Release dated
                        December 22, 2003             Filed with this Report

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                        FORD MOTOR COMPANY
                                        ------------------
                                        (Registrant)


Date:  December 22, 2003                By: /s/Peter J. Sherry, Jr.
                                            --------------------------------
                                            Peter J. Sherry, Jr.
                                            Secretary

                                  EXHIBIT INDEX
                                  -------------


Designation              Description
-----------              -----------

Exhibit 20               News Release dated December 22, 2003

                                                                      Exhibit 20

                                      Ford


NEWS

Contact:
Media:
Oscar Suris
1.313.595.4446
osuris@ford.com

Media:
Brenda Hines
1.313.337.2456
bhines1@ford.com

Investment Community:
Terry Huch
1.313.594.0613
fordir@ford.com

Shareholder Inquiries:
1.800.555.5259 or
1.313.845.8540
stockinfo@ford.com

Go to http://media.ford.com for news releases and high-resolution photographs.


FOR IMMEDIATE RELEASE
---------------------

FORD ANNOUNCES NEW AGREEMENTS WITH VISTEON,
INCREASES 2003 EARNINGS GUIDANCE

9 a.m. Conference Call Also to Cover New Contributions to Ford's Pension Funds and VEBA, and Other 2003 Fourth-Quarter Special Items

--------------------------------------------------------------------------------
Visteon Agreements:
-------------------
o Deliver near-term price reductions and provide a basis for fully competitive pricing to Ford over time.
o Build on the 2003 UAW-Ford negotiations that provided a framework for competitive wages and benefits for Visteon's future UAW employees.
o Result in net pre-tax charge of about $1.6 billion to Ford's 2003 fourth-quarter financial results. This largely non-cash special charge primarily reflects the transfer from Visteon of certain post-retirement health care and life insurance benefit liabilities.

Other Fourth-Quarter Items:
---------------------------
o Non-cash, pre-tax charges of about $150 million expected for the disposition of several non-core businesses.
o New contributions of $1 billion to Ford's U.S. pension fund and $6 billion to its Voluntary Employees' Beneficiary Association (VEBA) trust.

Earnings Guidance:
------------------
o Increasing full-year 2003 earnings guidance from $0.95-to-$1.05 per share to $1.05-to-$1.10 per share from continuing operations, excluding special items.
--------------------------------------------------------------------------------

DEARBORN, Mich., Dec. 22 - Ford Motor Company [NYSE: F] today announced it has signed new agreements with Visteon Corporation -- its largest supplier and former automotive components subsidiary -- that improve the competitiveness of both companies.

The agreements primarily address pricing and sourcing arrangements between Ford and Visteon, as well as costs related to approximately 20,000 UAW-represented Ford employees working at Visteon. These employees were assigned to Visteon as part of Visteon's June 2000 spin off from Ford.

"The agreements we signed with Visteon will enable our largest supplier to deliver parts and components to Ford at more competitive prices," said Don Leclair, Ford Motor Company's chief financial officer. "That's good business, because our ability to compete relies, in part, on partnering with our suppliers. With the UAW's strong support, we have laid the foundation for a stronger Visteon, and, thus, a stronger Ford Motor Company."

The principal highlights of the agreements include:

Purchasing and Supply Elements (North America):
-----------------------------------------------
o A payment of $150 million from Visteon to Ford on the automaker's 2003 purchases. This is in lieu of further price reductions for 2003. In addition, Visteon has committed to a schedule of annual price reductions over the next four years and other actions that should enable Visteon to achieve fully competitive prices over time.
o All new Ford business sourced to Visteon will be at competitive prices and terms. Ford will provide labor differential relief for UAW workers at efficient manning levels.
o Ford agreed to look to Visteon first for new business at UAW-represented Visteon plants. However, Ford can seek alternative sourcing solutions if Visteon is not competitive.

Cost-Sharing Elements:
----------------------
o Ford will assume about $1.65 billion of Visteon's total estimated $3 billion post-retirement health care and life insurance benefit liabilities (OPEB) related to UAW-represented Ford employees at Visteon.
o Visteon and Ford will share equally up to $200 million in costs to upgrade Visteon's information and technology systems as it completes its separation from Ford's IT systems.

Other Elements:
---------------
o As job openings occur, Ford employees assigned to Visteon will return to Ford over time. As agreed to in concept by the UAW (the final terms presently are being negotiated between Visteon and the UAW), Visteon will fill future job openings with UAW-represented workers earning Tier I UAW supplier-level wages.
o The timeframe for Visteon to fund its remaining post-retirement OPEB liability - which begins in 2006 -- will be extended to 2049 from 2020.
o Visteon's contributions to potential profit-sharing payments for UAW-represented Ford employees will be capped at $2,040 per employee.
o Ford and Visteon will share equally future Visteon capital investments for select products. Payments from Ford to Visteon will be made over a seven-year period for each investment.
o Ford will accelerate payment terms to Visteon over the next three years, after which terms will return to normal.
o A Ford-Visteon governance council will be established to monitor the relationship between the two companies, as well as manage implementation of the agreements.

Financial Impact to Ford Motor Company:
---------------------------------------
o A net pre-tax charge will be incurred in the 2003 fourth quarter of $1.6 billion, or $0.52 per share.

o The charge includes approximately $1.65 billion of transferred OPEB liability and $100 million of IT separation costs, offset partly by the $150 million payment on 2003 Visteon purchases by Ford.
o The OPEB liability transfer will have minimal impact on Ford's near-term cash flow, because the additional liability will not be fully due for about 50 years. Ford's health care expense will increase by about $100 million annually, beginning in 2004.

Other Fourth Quarter Matters:
-----------------------------
o Ford will take a non-cash, pre-tax charge of approximately $150 million for disposition of several non-core businesses. These operations are being "held for sale." Additional charges of about $100-to-$150 million for disposition of non-core businesses are anticipated during 2004.
o The fourth-quarter charge for our previously announced restructuring of Ford Europe will be about $450 million. The remaining expected charges (about $100-to-$150 million) associated with these restructuring actions will occur in the first half of 2004.
o The effect of all fourth-quarter special items on earnings per share is expected to be $0.72.
o Ford will contribute $1 billion to its U.S. pension funds and $6 billion to its Voluntary Employees' Beneficiary Association (VEBA) trust. Of the contribution to the VEBA trust, $2 billion will be set aside for long-term investments.

Increased Earnings Guidance:
----------------------------
o Excluding special items, the Company increased its full-year 2003 earnings guidance from continuing operations from its $0.95-to-$1.05 per share range to a new range of $1.05-to-$1.10 per share.

"The increase in our 2003 earnings outlook primarily reflects continued strong cost savings, strong unit revenue from the new F-150 and other vehicles, and the ongoing strength of Ford Motor Credit's operating results," Leclair said.

Conference Call Scheduled
-------------------------

Investors and media can hear Ford CFO Don Leclair discuss today's announcements via conference call at 800-901-5217 (617-786-2964 for international dial-in) or on the Internet at http://www.shareholder.ford.com. Supporting presentation materials will be available at the same Internet address. The presentation will begin at 9:00 a.m. EDT, Dec. 22.

Ford Motor Company, headquartered in Dearborn, Mich., is the world's second largest automaker, with approximately 335,000 employees in 200 markets on six continents. Its automotive brands include Aston Martin, Ford, Jaguar, Land Rover, Lincoln, Mazda, Mercury and Volvo. Its automotive-related services include Ford Credit, Quality Care and Hertz. Ford Motor Company celebrated its 100th anniversary on June 16, 2003.




-----------------------------------------------------------------------

EARNINGS PER SHARE RECONCILIATION
                                                                ESTIMATED 2003
EARNINGS PER SHARE                                              FULL YEAR
------------------                                              ---------

From Continuing Operations, Excluding Special Items              $1.05 - $1.10
Special Items                                                            (0.72)
Cumulative Effect of Accounting Changes                                  (0.14)
Discontinued Operations                                                  (0.01)
                                                                 --------------
         Net Income                                              $0.18 - $0.23

Statements included or incorporated by reference herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

  o greater price competition in the U.S. and Europe resulting from currency fluctuations, industry overcapacity or other factors;
  o a significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors;
  o lower-than-anticipated market acceptance of new or existing products;
  o work stoppages at key Ford or supplier facilities or other interruptions of supplies;
  o the discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
  o increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions;
  o unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;
  o worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements);
  o currency or commodity price fluctuations;
  o a market shift from truck sales in the U.S.;
  o economic difficulties in South America or Asia;
  o reduced availability of or higher prices for fuel;
  o labor or other constraints on our ability to restructure our business;
  o a change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts;
  o a further credit rating downgrade;
  o inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts;
  o higher-than-expected credit losses;
  o lower-than-anticipated residual values for leased vehicles;
  o increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, act of war or measures taken by governments in response thereto that negatively affect the travel industry; and
  o our inability to implement the Revitalization Plan.




                                       ###